Q2 2015 Corporate Update and Financial Results

August 5, 2015

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor
Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Performance	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements include statements regarding Sucampo's expectations for financial performance for the full year 2015, as well as product development, [market] potential, its strategy of pursing business development transactions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

The forward-looking statements included in this press release represent Sucampo's views as of the date of this press release. No forward-looking statement can be guaranteed and actual results may differ materially from those anticipated. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference. Accordingly, these forward-looking statements should not be relied upon as representing Sucampo's views as of any date subsequent to the date of this presentation.

Q2 2015 Corporate Update



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

Outstanding Revenue and Earnings Growth


Revenue Growth
$5.4
$11.5
$2.6
$4.3
$26.0
$26.3
$26.9
$30.6
Q3-14
Q4-14
Q1-15
Q2-15
Product Royalty/Product Sales
Other, including milestones


Earnings Growth
+300%
+749%
+495%
$2.3
$9.3
$0.6
$6.4
$1.6
$9.6
Q4-13
Q4-14
Q1-14
Q1-15
Q2-14
Q2-15

Raising 2015 Guidance

- $30 - $35M for net income
- $0.65 - $0.75 per diluted share

In millions of USD

SUCAMPO
The Science of Innovation

Continued Financial Performance

Significant gains drove strong financial performance

- Overall revenue grew 45%
- Product royalty revenue grew 16%
- Product sales revenue grew 92%

Net income and EPS

- Net income: $9.6M, increased 495%
- EPS: $0.21, increased 425%

SUCAMPO
The Science of Innovation

U.S. AMITIZA Performance

Takeda AMITIZA net sales*

- Increased 15% to $88.2M

Sucampo AMITIZA revenue

- Royalty revenue grew 16%

AMITIZA prescriptions

- 363,000 TRx's, increased 10%
- New Rx grew 13%
- Highest quarter of prescriptions since launch

Constipation category grew 7%

*Reported by Takeda, for royalty calculation purposes

Japan AMITIZA Performance

Sucampo revenue

- Sales grew 101% to $14.5M

Mylan committed to brand growth

- Significant detailing levels
- Brand "launch"

AMITIZA Globally

Asia

- Entered into exclusive agreement with Harbin Gloria Pharmaceuticals for AMITIZA in China
- June: Acceptance of IND for AMITIZA in CIC by the CFDA
- Recognized $1.5M upfront payment

Europe

- Austria, Germany and Italy issued NMA
- Ireland, Luxembourg, the Netherlands and Belgium have already issued NMA
- Spain expected to issue in 2H15

ROW

- Takeda actively working on dossier development for markets in Latin America, Middle East and Asia
- Expect NDA decision in Canada by 2H15
- Regulatory approval in Israel in 1H16

Evaluation of External Assets

Assessment of external programs ongoing

- Accretive in short term
- Complement existing product pipeline
- Leverage current skills and experience
- Specialty focus

Target Candidate

SUCAMPO
The Science of Innovation

Pipeline Update



Peter Kiener, D. Phil
Chief Scientific Officer

SUCAMPO
The Science of Innovation

Pediatric Functional Constipation (PFC) 6-17 Years

Enrollment continues at development sites across the U.S., Europe in single pivotal clinical trial

Data expected in 1H16

Expect to file NDA in 2H16

AMITIZA Alternate Formulation & PFC 6 Mos–6 Yrs

Expect to initiate P3 study in adult CIC patients in 2H15

- Data expected in 1H16
- Expect to file NDA in 2H16

Single pivotal trial in children (6 months–6 years) to commence once alternate formulation is available

- Expect to initiate in 1H16
- Expected follow on open-label study to commence in 2H16

Cobiprostone for PPI-Refractory NERD/GERD

Phase 2 study underway

- 140-person randomized, double-blind, placebo-controlled, multicenter study
- 14 week study comprising a total of 8 weeks of treatment

Expect to announce top-line data in 1H16

Cobiprostone for Oral Mucositis

U.S. FDA Fast Track Designation granted in May

FDA accepted IND application for P2a clinical trial

Expect dosing of patients soon

SUCAMPO
The Science of Innovation

Q2 Performance Update



Andrew Smith
Chief Financial Officer

SUCAMPO
The Science of Innovation

Significant Non-GAAP Earnings Growth



+251%
$16.6
$4.7
Q2-14
Q2-15
EBITDAS

In millions of USD

Expense Highlights


+92%
$3.8
$7.3
+68%
$4.3
$7.1
$8.2
$8.3
(85%)
$4.0
$600K
Q2-14 Q2-15
Cost of Goods Sold
Q2-14 Q2-15
R&D Expenses
Q2-14 Q2-15
G&A Expenses
Q2-14 Q2-15
S&M Expenses

In millions of USD

SUCAMPO
The Science of Innovation

Improvements in Effective Tax Rate



53%
29%
Q2-14
Q2-15

Strong Balance Sheet

Item	As of 06/30/15	Change	As of 06/30/14
Cash, Cash Equivalents, Restricted Cash and Investments	**$127.7M**	$24.1M	$103.6M
Notes Payable	**($21.7M)**	$27.8M	($49.5M)
Cash, Cash Equivalents, Restricted Cash and Investments, net of Debt	**$106.0M**	$51.9M	$54.1M

Item	Six Months Ending 06/30/15	Increase	Six Months Ending 06/30/14
Cash Flow from Operations	**$15.1M**	$11.0M	$4.1M

Conclusion



Peter Greenleaf
Chief Executive Officer

Continuing to Make Progress on 2015 Expectations

- ✓ Outstanding financial performance
- ✓ Advancing our pipeline
- ✓ Evaluating opportunities for long-term growth

Q&A